UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2014 (November 13, 2014)

TRIANGLE PETROLEUM CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-34945	98-0430762
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	file number)	Identification No.)

1200 17th Street, Suite 2600, Denver, CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 260-7125

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On November 13, 2014, RockPile Energy Services, LLC (“RockPile”), a wholly-owned subsidiary of Triangle Petroleum Corporation (the “Company”), entered into Amendment No. 1 to Credit Agreement and Incremental Commitment Agreement (“Amendment No. 1”) with Citibank, N.A., as administrative agent and collateral agent, and the banks and other financial institutions party thereto. Amendment No. 1 amends that certain Credit Agreement, dated March 25, 2014 (the “RockPile Credit Agreement”), as reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on March 31, 2014, to increase borrowing capacity under the senior secured revolving credit facility from $100.0 million to $150.0 million.  Following Amendment No. 1, the facility maintains the accordion feature that allows for expansion of the facility by up to an additional $50.0 million, resulting in aggregate borrowing capacity of $200.0 million.  Amendment No. 1 also modifies covenants in the RockPile Credit Agreement related to certain restrictions on the payment of dividends and distributions and increases the amount of permitted capital expenditures.

The foregoing description of Amendment No. 1 is a summary only and is qualified in its entirety by reference to Amendment No. 1, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 concerning Amendment No. 1 is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1

Amendment No. 1 to Credit Agreement and Incremental Commitment Agreement, dated November 13, 2014, between RockPile Energy Services, LLC, as Borrower, Citibank, N.A., as Administrative Agent and Collateral Agent, and the banks and other financial institutions signatories thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2014	TRIANGLE PETROLEUM CORPORATION

	By:	/s/ Justin Bliffen
Justin Bliffen
Chief Financial Officer

Index to Exhibits

Exhibit
Number	Description

Exhibit 10.1*

Amendment No. 1 to Credit Agreement and Incremental Commitment Agreement, dated November 13, 2014, between RockPile Energy Services, LLC, as Borrower, Citibank, N.A., as Administrative Agent and Collateral Agent, and the banks and other financial institutions signatories thereto.

* Filed herewith.